Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ R. L. Waltrip
R. L. WALTRIP

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Thomas L. Ryan
THOMAS L. RYAN

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Eric D. Tanzberger
ERIC D. TANZBERGER

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Tammy R. Moore
TAMMY R. MOORE

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Alan R. Buckwalter
ALAN R. BUCKWALTER

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Anthony L. Coelho
ANTHONY L. COELHO

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ A. J. Foyt, Jr.
A. J. FOYT, JR.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Malcolm Gillis
MALCOLM GILLIS

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Victor L. Lund
VICTOR L. LUND

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ John W. Mecom, Jr.
JOHN W. MECOM, JR.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Clifton H. Morris, Jr.
CLIFTON H. MORRIS, JR.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ W. Blair Waltrip
W. BLAIR WALTRIP

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the “Company”), does hereby constitute and appoint Gregory T. Sangalis and Eric D. Tanzberger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of the Company as set forth below (the “Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said Securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.
     The Securities of the Company covered by this power of attorney are Common Stock, par value $1.00 per share (“Common Stock”), of the Company which may be issued in connection with the Company’s Amended and Restated Incentive Plan, as well as interests to be offered or sold pursuant to such plan.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2011.

/s/ Edward E. Williams
EDWARD E. WILLIAMS